Officers and Directors

Chairman of the
Board of Directors                Michael F. Koehn

Director                          Michael D. Butler

Director                          Robertson Whittemore

President                         Harindra de Silva

Treasurer                         Gregory M. McMurran

Senior Vice President             Marie Nastasi Arlt
and Secretary

Investment Adviser
Analytic . TSA Global Asset Management, Inc.
700 South Flower Street, Suite 2400
Los Angeles, CA 90017

Transfer Agent, Dividend Disbursement Agent, and Shareholder Relations Servicing Agent
UAM Fund Services, Inc.
c/o Chase Global Funds Services Company
P.O. Box 2798
Boston, MA 02208

Custodian
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, NY 11245

Counsel
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, CA 90071

Independent Accountants
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110

The Defensive Equity Portfolio
of Analytic Optioned Equity Fund
The Analytic Funds
c/o Chase Global Funds Services Company
P.O. Box 2798
Boston, MA 02208
Phone: (800) 374-2633

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.



                                 ANALYTICFUNDS


                                 The Defensive
                                Equity Portfolio


                              of Analytic Optioned
                                  Equity Fund


                               Semi-Annual Report
                                 June 30, 1998


            [LOGO OF NO-LOAD(TM) MUTUAL FUND COUNCIL APPEARS HERE]

THE DEFENSIVE EQUITY PORTFOLIO
of Analytic Optioned Equity Fund
-------------------------------

                                                     [LOGO OF NO-LOAD(TM) MUTUAL
July 14, 1998                                         FUND COUNCIL APPEARS HERE]

Dear Fellow Shareholders:

  We are pleased to report that for the quarter ending June 30, 1998, your Fund's net asset value increased 6.51% per share with dividends reinvested. At quarter end, the Fund's share price was $15.36 after paying its 80th consecutive quarterly dividend from net investment income of $0.01 per share.

  The Fund's strong return was well above that of the S&P 500, which returned 3.30% for the quarter, bringing the year-to-date returns to 18.13% for your portfolio and 17.71% for the S&P 500. The out-performance this year, in spite of the very high market returns, has been due to both superior stock selection and continued prudent use of options to substantially protect the portfolio during market downturns. Exemplifying these two phenomena best is the return in May, during which the S&P 500 was down 1.72% while your portfolio was up 1.02%. The selection of stocks which out-performed the market and the consistent selling of call options which provided income ("premium") to further enhance the returns clearly demonstrated the potential winning combination of this investment strategy. The Fund's recent success is evident in the most recent Lipper performance ratings, where your portfolio was the number 2 ranked equity-income mutual fund for the year-to-date period ending June 30, 1998.

  The Fund continues to utilize its proven strategy of remaining virtually fully invested in a well-diversified portfolio of higher quality stocks, which are hedged using both put and call options. We believe that the portfolio is well-positioned to protect against market declines and to gain substantially from market advances. With valuation measures in equity markets at all-time peaks, we continue to use our quantitative valuation based approach to try to identify investment opportunities that offer superior risk adjusted returns. We believe that the defensive posture of this portfolio should deliver superior performance in the current economic environment which is characterized by high financial market volatility.

  Should you ever have any questions regarding your Fund's investment strategy or results, please call us at 1-800-374-2633.

        WE APPRECIATE YOUR BUSINESS AND THANK YOU FOR INVESTING WITH US.
                        YOUR INVESTMENT MANAGEMENT TEAM:



/s/ Dennis M. Bein         /s/ Harindra de Silva            /s/ Greg McMurran

Dennis M. Bein, CFA        Harindra de Silva, Ph.D., CFA    Greg McMurran
Portfolio Manager          President/Portfolio Manager      Chief Investment
                                                            Officer

                         THE DEFENSIVE EQUITY PORTFOLIO
                      OF THE ANALYTIC OPTIONED EQUITY FUND
                    AVERAGE ANNUAL COMPOUND TOTAL RETURN(1),
                            PERIODS ENDING 06/30/98


                            One Year........ 26.20%
                            Five Years...... 15.69%
                            Ten Years....... 12.54%


(1) The investment returns quoted in this letter represent past returns and should not be construed as a guarantee of the Fund's future performance. Returns are net of all fees and expenses. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Without the Adviser's company fee waiver or expenses assumed by the Adviser, total returns for the portfolio would have been lower. The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks.

   C/O CHASE GLOBAL FUND SERVICES COMPANY . P.O. BOX 2798 . BOSTON MA 02208 .
                                  800/374-2633

        The Defensive Equity Portfolio of Analytic Optioned Equity Fund
                                 Total Return
                Growth of $10,000 Investment 7/1/87 - 6/30/98

                           [LINE GRAPH APPEARS HERE]


               Analytic Optioned
Date              Equity Fund                S&P 500                  CPI
----            ---------------              -------                  ---
                            10                     10                    10
Sep-88                  10.179               10.03865              10.15254
Dec-88                10.48459               10.35027              10.21187
Mar-89                10.92798               11.07765              10.36441
Jun-89                11.44667               12.05212              10.51695
Sep-89                 12.2008               13.33568              10.59321
Dec-89                12.34401               13.60966              10.68644
Mar-90                12.29654               13.19846              10.90679
Jun-90                12.56469               14.02863              11.00848
Sep-90                11.63682               12.09514              11.24576
Dec-90                12.53421               13.17787              11.33898
Mar-91                13.38596               15.09652              11.44068
Jun-91                13.39656               15.06528              11.52543
Sep-91                13.88798               15.87622              11.62712
Dec-91                14.20018               17.20364              11.68645
Mar-92                14.25795               16.76461              11.80509
Jun-92                14.51381               17.09411              11.88136
Sep-92                14.68908               17.62416              11.97458
Dec-92                15.07689                18.5232              12.02543
Mar-93                15.61849               19.31688               12.1695
Jun-93                15.73249               19.41626              12.23729
Sep-93                15.98748               19.91283              12.29661
Dec-93                16.09021               20.37363              12.35594
Mar-94                15.78078               19.59642              12.47459
Jun-94                 15.9838               19.67643              12.54238
Sep-94                16.58287               20.64522              12.66103
Dec-94                16.48694               20.63997              12.68645
Mar-95                17.50998               22.64941              12.83052
Jun-95                18.52331               24.79858              12.92374
Sep-95                 19.4075               26.77012              12.98306
Dec-95                20.03985               28.36542              13.00849
Mar-96                20.88618               29.90724              13.19493
Jun-96                21.67492               31.25746              13.27967
Sep-96                22.17687               32.21376              13.37289
Dec-96                23.18422               34.91051              13.44069
Mar-97                23.49055               35.82383              13.55933
Jun-97                25.85095               42.09049              13.58476
Sep-97                27.00132               45.25642              13.66103
Dec-97                27.61695               46.55749               13.6695
Mar-98                30.62996                53.0538              13.74578
Jun-98                32.62397               54.80566              13.82212


Past performance is not predictive of future performance.

                            Yearly Risk Comparison
                               1/1/89 - 12/31/97

                           [LINE GRAPH APPEARS HERE]

                            Analytic Optioned
                 Date          Equity Fund         S&P 500
                 ----        ----------------      --------
                  89             4.495855          7.388306
                  90             12.53154           20.5969
                  91              5.63219          12.30464
                  92              1.88552          6.482133
                  93             2.740962          3.085154
                  94             4.916817          7.155943
                  95             2.622195          3.478498
                  96             1.967802           4.48416
                  97             7.815898          13.90636

           The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks.

           Please note that one cannot invest directly in an unmanaged index.

           The investment returns quoted represent past returns, net of all fees and expenses. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

           CPI--Consumer Price Index is an index of prices used to measure the change in the cost of basic goods and services in comparison with a fixed base period.

THE DEFENSIVE EQUITY PORTFOLIO
OF ANALYTIC OPTIONED EQUITY FUND
PORTFOLIO OF INVESTMENTS
June 30, 1998 (Unaudited)

                              INVESTMENTS                   CALL OPTIONS WRITTEN*
                          --------------------          -----------------------------
                           NUMBER     MARKET    SHARES  EXPIRATION EXERCISE   MARKET
                          OF SHARES   VALUE    OPTIONED    DATE      PRICE    VALUE
-------------------------------------------------------------------------------------
COMMON STOCKS
-------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--3.42% OF NET ASSETS
 Lockheed Martin Corp...    8,901   $  942,393
 Raytheon Co., Class B..   15,960      943,635
                                    ----------
                                     1,886,028
-------------------------------------------------------------------------------------
AUTO RELATED--4.52%
 Dana Corp..............   11,092      593,422
 Ford Motor Co..........    5,094      300,546
 General Motors Corp....   15,884    1,061,250
 Navistar International
  Corp.*................   18,688      539,616
                                    ----------
                                     2,494,834
-------------------------------------------------------------------------------------
BANKS / SAVINGS &
 LOANS--6.11%
 Bankers Trust Corp.....    7,538      874,879
 Chase Manhattan Corp...    8,645      652,698
 First Chicago NBD
  Corp..................    9,432      835,911
 Wells Fargo & Co.......    2,730    1,007,370
                                    ----------
                                     3,370,858
-------------------------------------------------------------------------------------
BENCHMARK INDEX--(0.71)%
 AMEX Oil Index.........                        10,000   July '98  $  485.00 $ 23,750
 Philadelphia Gold &
  Silver Index..........                        10,000    Aug '98      75.00   40,000
 S&P 500 Index..........                         5,000   July '98   1,095.00  223,750
 S&P Chemical Index.....                         5,000   July '98     550.00    3,125
 S&P Insurance Index....                         2,500   July '98     650.00   50,625
 S&P Transportation In-
  dex...................                         5,000   July '98     700.00   48,750
                                                                             --------
                                                                              390,000
-------------------------------------------------------------------------------------
CHEMICALS--2.33%
 Dow Chemical Co. ......    6,458      624,408
 DuPont (E.I.) De
  Nemours Co............    8,834      659,237
                                    ----------
                                     1,283,645
-------------------------------------------------------------------------------------

                See accompanying Notes to Financial Statements.

THE DEFENSIVE EQUITY PORTFOLIO
OF ANALYTIC OPTIONED EQUITY FUND
PORTFOLIO OF INVESTMENTS--(CONTINUED)
June 30, 1998 (Unaudited)

                             INVESTMENTS                   CALL OPTIONS WRITTEN*
                         --------------------          -----------------------------
                          NUMBER     MARKET    SHARES  EXPIRATION EXERCISE   MARKET
                         OF SHARES   VALUE    OPTIONED    DATE      PRICE    VALUE
------------------------------------------------------------------------------------
COMMON STOCKS--(CONTIN-
 UED)
------------------------------------------------------------------------------------
COMPUTERS--5.32%
 Dell Computer Corp.*...  11,501   $1,066,718
 Gateway 2000, Inc.*....  10,262      519,514
 International Business
  Machines Corp.........   9,402    1,079,467
 Unisys Corp.*..........   9,457      267,160
                                   ----------
                                    2,932,859
------------------------------------------------------------------------------------
ELECTRONICS--4.01%
 General Electric Co. ..  19,343    1,760,213
 Hewlett-Packard Co.....   7,559      452,595
                                   ----------
                                    2,212,808
------------------------------------------------------------------------------------
ELECTRIC / GAS / WATER UTILITIES--3.44%
 Consolidated Edison,
  Inc...................   9,545      439,667
 PG & E Corp............  19,179      605,337
 PECO Energy............  29,276      854,493
                                   ----------
                                    1,899,497
------------------------------------------------------------------------------------
ENTERTAINMENT / ADVERTISING--2.29%
 The Walt Disney Co.....   1,849      194,260   1,800   July '98  $  120.00 $    675
 Time Warner, Inc.......  12,498    1,067,798
                                   ----------                               --------
                                    1,262,058                                    675
------------------------------------------------------------------------------------
FINANCIAL SERVICES & BROKERS--6.21%
 Associates First
  Capital Corp..........   1,638      125,921
 Federal National
  Mortgage Association..  12,044      731,673
 J.P. Morgan & Co.,
  Inc...................   5,253      615,258
 Lehman Brothers
  Holdings, Inc.........  10,878      843,725
 Morgan Stanley Dean
  Witter & Co...........  12,147    1,109,932
                                   ----------
                                    3,426,509
------------------------------------------------------------------------------------

                See accompanying Notes to Financial Statements.

THE DEFENSIVE EQUITY PORTFOLIO
OF ANALYTIC OPTIONED EQUITY FUND
PORTFOLIO OF INVESTMENTS--(CONTINUED)
June 30, 1998 (Unaudited)

                             INVESTMENTS                   CALL OPTIONS WRITTEN*
                         --------------------          -----------------------------
                          NUMBER     MARKET    SHARES  EXPIRATION EXERCISE   MARKET
                         OF SHARES   VALUE    OPTIONED    DATE      PRICE    VALUE
----------------------------------------------------------------------------------------
COMMON STOCKS--(CONTIN-
 UED)
----------------------------------------------------------------------------------------
FOOD PROCESSING & WHOLESALE--5.18%
 Bestfoods..............  11,098   $  644,378
 Coca-Cola Co...........   2,526      215,973   2,500   July '98  $   85.00 $  5,000
 PepsiCo, Inc...........  25,789    1,062,184
 Philip Morris
  Companies, Inc........  19,606      771,986  19,600   July '98      40.00   15,925
 SUPERVALU, INC.........   4,069      180,562
                                   ----------                               --------
                                    2,875,083                                 20,925
----------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS / WARES--4.59%
 Colgate-Palmolive Co.
  ......................  10,793      949,784
 Johnson & Johnson......  10,509      775,039
 Procter & Gamble Co. ..   8,837      804,719
                                   ----------
                                    2,529,542
----------------------------------------------------------------------------------------
INSURANCE--4.65%
 Allstate Corp..........   8,413      770,315
 American International
  Group, Inc. ..........   5,988      874,248
 Hartford Financial
  Services Group, Inc...   8,050      920,719
                                   ----------
                                    2,565,282
----------------------------------------------------------------------------------------
MACHINERY--4.09%
 Caterpillar, Inc. .....  13,075      691,341
 McDermott
  International, Inc....  23,126      796,402
 NACCO Industries, Inc.,
  Class A...............   5,949      768,908
                                   ----------
                                    2,256,651
----------------------------------------------------------------------------------------
METALS & MINING--1.71%
 Aluminum Co. of
  America...............  13,087      862,924
 Cyprus Amax Minerals
  Co....................   6,156       81,567
                                   ----------
                                      944,491
----------------------------------------------------------------------------------------

                See accompanying Notes to Financial Statements.

THE DEFENSIVE EQUITY PORTFOLIO
OF ANALYTIC OPTIONED EQUITY FUND
PORTFOLIO OF INVESTMENTS--(CONTINUED)
June 30, 1998 (Unaudited)

                              INVESTMENTS                   CALL OPTIONS WRITTEN*
                          --------------------          -----------------------------
                           NUMBER     MARKET    SHARES  EXPIRATION EXERCISE   MARKET
                          OF SHARES   VALUE    OPTIONED    DATE      PRICE    VALUE
-------------------------------------------------------------------------------------
COMMON STOCKS--(CONTIN-
 UED)
-------------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING--1.11%
Eastman Kodak Co........    2,825   $  206,402
Guidant Corp............    5,656      403,343
                                    ----------
                                       609,745
-------------------------------------------------------------------------------------
OFFICE / BUSINESS EQUIPMENT--1.82%
Xerox Corp..............    9,872    1,003,242
-------------------------------------------------------------------------------------
OIL & GAS--9.27%
Chevron Corp............    2,675      222,192
Exxon Corp..............   14,704    1,048,579
Mobil Corp. ............   13,563    1,039,265
Phillips Petroleum Co...   17,797      857,593
Praxair, Inc. ..........   11,699      547,659
Royal Dutch Petroleum
 Co.--New York Shares...    7,764      425,564
Texaco, Inc.............   16,302      973,026
                                    ----------
                                     5,113,878
-------------------------------------------------------------------------------------
PAPER & PACKAGING--0.61%
Kimberly-Clark Corp.....    7,288      334,337
-------------------------------------------------------------------------------------
PHARMACEUTICAL & BIOTECHNOLOGY--9.24%
Becton, Dickinson &
 Co.....................   11,211      870,254
Bristol Myers Squibb
 Co.....................    9,042    1,039,265
Pfizer, Inc.............    9,490    1,031,444
Schering-Plough Corp. ..   11,480    1,051,855
Warner-Lambert Co. .....   15,869    1,100,912
                                    ----------
                                     5,093,730
-------------------------------------------------------------------------------------
RETAIL--GENERAL / DEPARTMENT--1.84%
Gap, Inc................   15,411      949,703
Wal-Mart Stores, Inc. ..    1,068       64,881
                                    ----------
                                     1,014,584
-------------------------------------------------------------------------------------

                See accompanying Notes to Financial Statements.

THE DEFENSIVE EQUITY PORTFOLIO
OF ANALYTIC OPTIONED EQUITY FUND
PORTFOLIO OF INVESTMENTS--(CONTINUED)
June 30, 1998 (Unaudited)

                              INVESTMENTS               CALL OPTIONS WRITTEN*
                         ---------------------  --------------------------------------
                          NUMBER     MARKET      SHARES  EXPIRATION EXERCISE   MARKET
                         OF SHARES    VALUE     OPTIONED    DATE      PRICE    VALUE
--------------------------------------------------------------------------------------
COMMON STOCKS--(CONTIN-
 UED)
--------------------------------------------------------------------------------------
TELECOMMUNICATION UTILITIES--8.73%
 A T & T................  18,718   $ 1,069,266
 Bell Atlantic Corp. ...   5,918       270,009
 Bellsouth Corp. .......   7,007       470,345    7,000   July '98  $   70.00 $  3,500
 G T E Corp. ...........  18,395     1,023,222
 MediaOne Group, Inc.*..  21,589       948,566
 SBC Communications,
  Inc. .................   3,020       120,800
 U.S. WEST, Inc. .......  19,484       915,748
                                   -----------                                --------
                                     4,817,956                                   3,500
--------------------------------------------------------------------------------------
TELECOMMUNICATIONS & EQUIPMENT--3.78%
 Lucent Technologies,
  Inc. .................  13,197     1,097,825
 Northern Telecom,
  Ltd. .................  17,358       985,067
                                   -----------
                                     2,082,892
--------------------------------------------------------------------------------------
TRANSPORTATION--2.28%
 Burlington Northern
  Santa Fe Corp. .......   2,727       267,757
 Ryder System, Inc. ....   4,048       127,765
 U.S. Airways Group,
  Inc.*.................  10,912       864,776
                                   -----------
                                     1,260,298
--------------------------------------------------------------------------------------
TOTALS..................           $53,270,807                                $415,100
--------------------------------------------------------------------------------------
TOTAL COMMON STOCKS--
 96.59% (Cost
 $49,308,854)...........            53,270,807
--------------------------------------------------------------------------------------
TOTAL WRITTEN OPTIONS--
 (0.75%) (Premiums
 received $364,586).....              (415,100)
--------------------------------------------------------------------------------------

                See accompanying Notes to Financial Statements.

THE DEFENSIVE EQUITY PORTFOLIO
OF ANALYTIC OPTIONED EQUITY FUND
PORTFOLIO OF INVESTMENTS--(CONTINUED)
June 30, 1998 (Unaudited)

                                                                    INVESTMENTS
                                                                    -----------
                                                                      MARKET
                                                                       VALUE
--------------------------------------------------------------------------------
CASH EQUIVALENTS--9.58%
Vista Cash Managed Money Market Fund 5.08%
 (Cost $5,281,882)................................................. $ 5,281,882
--------------------------------------------------------------------------------
EXCESS OTHER LIABILITIES OVER ASSETS (NET)--(5.42%)................  (2,987,243)
--------------------------------------------------------------------------------
NET ASSETS--100%................................................... $55,150,346
================================================================================

 * Non-income producing security

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS**


                                       Percent of
                                       Net Assets
                                       ----------

1.  General Electric Co. ............      3.2%
2.  Morgan Stanley Dean Witter
      & Co. .........................      2.0
3.  Warner-Lambert...................      2.0
4.  Lucent Technologies, Inc. .......      2.0
5.  International Business Machines
      Corp. .........................      2.0
6.  A T & T .........................      1.9
7.  Time Warner, Inc. ...............      1.9
8.  Dell Computer Corp. .............      1.9
9.  General Motors Corp. ............      1.9
10. PepsiCo, Inc. ..................       1.9
--------------------------------------------------------------------------------
** Reduced by written options and excludes cash equivalents.

                See accompanying Notes to Financial Statements.

THE DEFENSIVE EQUITY PORTFOLIO
OF ANALYTIC OPTIONED EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
June 30, 1998 (Unaudited)

-------------------------------------------------------------------------------
ASSETS:
 Investments at market value (identified cost $49,308,854)......... $53,270,807
 Cash equivalents..................................................   5,281,882
 Cash..............................................................      94,062
 Receivable for investments sold...................................  17,313,934
 Receivable for shares sold........................................     799,735
 Dividends receivable..............................................      68,925
 Other assets......................................................       1,220
-------------------------------------------------------------------------------
  Total assets.....................................................  76,830,565
-------------------------------------------------------------------------------
LIABILITIES:
 Payable for investments purchased.................................  21,170,161
 Written options outstanding at market value (premiums received
  $364,586)........................................................     415,100
 Payable for investment advisory fees..............................      30,948
 Payable for administrative fees...................................      13,738
 Payable for shares redeemed.......................................       3,400
 Payable for daily variation margin on futures contracts...........       2,000
 Distributions payable.............................................         597
 Other.............................................................      44,275
-------------------------------------------------------------------------------
  Total liabilities................................................  21,680,219
-------------------------------------------------------------------------------
NET ASSETS......................................................... $55,150,346
===============================================================================
REPRESENTED BY:
 Paid in capital................................................... $38,260,329
 Undistributed net investment income...............................       7,383
 Undistributed net realized gain...................................  12,973,195
 Net unrealized appreciation on investments........................   3,909,439
-------------------------------------------------------------------------------
                                                                    $55,150,346
===============================================================================
 Net asset value, purchase and redemption price per outstanding capital share (100,000,000 shares of no par capital shares autho-
  rized, 3,590,509 capital shares outstanding)..................... $     15.36

================================================================================

                See accompanying Notes to Financial Statements.

THE DEFENSIVE EQUITY PORTFOLIO
OF ANALYTIC OPTIONED EQUITY FUND
STATEMENT OF OPERATIONS
Six Months Ended June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------
INVESTMENT INCOME:
 Interest.......................................................... $    16,103
 Dividend..........................................................     389,930
--------------------------------------------------------------------------------
  Total investment income..........................................     406,033
--------------------------------------------------------------------------------
EXPENSES:
 Investment advisory fees..........................................     179,767
 Administrative fees...............................................      53,169
 Audit fees........................................................      26,930
 Custodian fees....................................................      20,112
 Shareholder reports fees..........................................      15,266
 Registration fees.................................................      12,409
 Legal fees........................................................       5,857
 Directors' fees and expenses......................................       5,012
 Miscellaneous fees................................................       3,826
--------------------------------------------------------------------------------
 Net expenses......................................................     322,348
--------------------------------------------------------------------------------
NET INVESTMENT INCOME..............................................      83,685
--------------------------------------------------------------------------------
NET REALIZED GAINS (LOSSES) ON:
 Investments.......................................................  13,892,238
 Written options...................................................  (1,030,333)
 Futures...........................................................     (38,026)
--------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN............................................  12,823,879
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION / DEPRECIATION:
 Investments.......................................................  (4,707,946)
 Written options...................................................     (82,551)
 Futures...........................................................      15,425
--------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION / DEPRECIATION...............  (4,775,072)
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN...................................   8,048,807
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS......................... $ 8,132,492
================================================================================

                See accompanying Notes to Financial Statements.

THE DEFENSIVE EQUITY PORTFOLIO
OF ANALYTIC OPTIONED EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS

                                              SIX MONTHS ENDED
                                               JUNE 30, 1998      YEAR ENDED
                                                (UNAUDITED)    DECEMBER 31, 1997
--------------------------------------------------------------------------------
OPERATIONS:
 Net investment income.......................   $    83,685      $    393,089
 Net realized gain on investments............    12,823,879        11,003,126
 Change in unrealized
  appreciation/depreciation on investments...    (4,775,072)       (2,307,869)
--------------------------------------------------------------------------------
  Increase in net assets from operations.....     8,132,492         9,088,346
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income..................       (70,711)         (393,089)
 In excess of net investment income..........           --             (5,591)
 From net realized gains.....................           --        (10,854,215)
--------------------------------------------------------------------------------
  Decrease in net assets from distributions..       (70,711)      (11,252,895)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS:
 Proceeds from sales of 492,947 and 422,622
  capital shares for six months ended June
  30, 1998 and year ended December 31, 1997,
  respectively...............................     7,333,685         6,552,231
 Proceeds from 5,250 and 839,596 capital
  shares issued upon reinvestment of
  distributions for the six months ended June
  30, 1998 and year ended December 31, 1997,
  respectively...............................        69,549        10,959,522
 Cost of 463,616 and 1,355,012 capital shares
  redeemed for the six months ended June 30,
  1998 and year ended December 31, 1997,
  respectively...............................    (6,600,326)      (21,545,351)
--------------------------------------------------------------------------------
  Increase (decrease) in net assets from fund
   share transactions........................       802,908        (4,033,598)
--------------------------------------------------------------------------------
 Net increase (decrease) in net assets.......     8,864,689        (6,198,147)
  Net assets, beginning of period............    46,285,657        52,483,804
--------------------------------------------------------------------------------
  Net assets, end of period (including
   undistributed (distributions in excess of)
   net investment income of $7,383 and
   $(5,591) respectively)....................   $55,150,346      $ 46,285,657
================================================================================

                See accompanying Notes to Financial Statements.

THE DEFENSIVE EQUITY PORTFOLIO
OF ANALYTIC OPTIONED EQUITY FUND
FINANCIAL HIGHLIGHTS

                         SIX MONTHS
                            ENDED
                          JUNE 30,           YEAR ENDED DECEMBER 31
                            1998     -------------------------------------------
                         (UNAUDITED)  1997     1996     1995     1994     1993
---------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....   $ 13.02   $ 14.38  $ 13.26  $ 11.12  $ 11.96  $ 11.97
---------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income..      0.02      0.13     0.20     0.24     0.31     0.33
 Net realized and
  unrealized gains
  (losses) on
  investments and
  options...............      2.34      2.61     1.87     2.14    (0.02)    0.48
---------------------------------------------------------------------------------
  Total from investment
   operations...........      2.36      2.74     2.07     2.38     0.29     0.81
---------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
 From net investment
  income(1).............      0.02      0.13     0.20     0.24     0.31     0.33
 From net realized
  gains.................      0.00      3.97     0.75     0.00     0.82     0.49
---------------------------------------------------------------------------------
  Total distributions...      0.02      4.10     0.95     0.24     1.13     0.82
---------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD.................   $ 15.36   $ 13.02  $ 14.38  $ 13.26  $ 11.12  $ 11.96
=================================================================================
TOTAL RETURN............     18.13%    19.11%   15.66%   21.52%    2.47%    6.73%
=================================================================================
RATIOS / SUPPLEMENTAL
 DATA
Net assets, end of
 period ($000)..........   $55,150   $46,286  $52,484  $42,648  $48,254  $76,948
Ratio of expenses to
 average net assets:
 Before expense
  reimbursement.........      1.34%*    1.30%    1.34%    1.38%    1.10%    1.07%
 After expense
  reimbursement.........       --        --      1.23%    1.22%     --       --
Ratio of net investment
 income to average net
 assets.................      0.35%*    0.75%    1.43%    1.87%    3.45%    2.51%
Portfolio turnover
 rate...................    214.60%    75.41%   43.17%   32.37%   48.71%   36.19%
Average commission
 rate(2)................   $0.0435   $0.0591  $0.0446  $0.0442      --       --
---------------------------------------------------------------------------------

 * Annualized
(1) For the year ended December 31, 1997, the distributions in excess of net investment income amounted to $0.002.
(2) For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged. The formula for calculating the average commission rate is total commission paid divided by the total shares purchased and sold. Each option contract is 100 shares.
                See accompanying Notes to Financial Statements.

                        THE DEFENSIVE EQUITY PORTFOLIO
                       OF ANALYTIC OPTIONED EQUITY FUND
                         NOTES TO FINANCIAL STATEMENTS
                                 June 30, 1998
                                  (Unaudited)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Defensive Equity Portfolio of Analytic Optioned Equity Fund, Inc. (the "Fund"), is registered under the Investment Company Act of 1940, as amended, as a diversified, no-load, open-end management investment company.

The Fund's investment objective is to obtain a greater long-term total return and smaller fluctuations in quarterly return from a diversified, hedged common stock portfolio than would be realized from the same portfolio unhedged. The Fund attempts to achieve this objective by investing primarily in dividend paying common stocks on which options are traded on national securities exchanges, in securities convertible into common stocks, and selling covered call options and secured put options. The Fund may also hedge its securities by purchasing put and call options on its portfolio securities, purchasing put and selling call options on the same securities, and engaging in transactions in stock index and interest rate futures, stock index options, and options on stock index and interest rate futures.

The following is a summary of the Fund's significant accounting policies.

SECURITIES VALUATION--Common stocks and outstanding options (collectively referred to as securities) are stated at market value. Securities traded on securities exchanges are valued at the last sale price on the day of the valuation or, in the absence of a sale that day, at the mean between the last current bid and asked prices. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

INVESTMENT INCOME AND SECURITIES TRANSACTIONS--Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Interest income on bonds is not reduced by amortization of premium paid but is increased by amortization of any discount. Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses from securities transactions are reported on an identified cost basis for financial statement purposes.

EXPENSE REDUCTIONS--The Portfolio has directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. This amount, if any is shown as an expense reduction on the statement of operations.

WRITTEN OPTION ACCOUNTING PRINCIPLES--Covered call options and secured put options are written on the Fund's portfolio in order (i) to achieve, through the receipt of premiums, a higher long-term return than would be received from the same portfolio unhedged and (ii) to reduce the fluctuation in this total return. When the Fund writes a call or put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability will be subsequently marked-to-market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the last current bid and asked prices.

When a call expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of the closing purchase transaction exceeds the premium received

                        THE DEFENSIVE EQUITY PORTFOLIO
                       OF ANALYTIC OPTIONED EQUITY FUND

                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

when the call option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option will be extinguished. When a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

When the Fund writes a put option, cash equal to the exercise price is placed in an interest-bearing escrow account to secure the outstanding put option. When a put option expires, or if the Fund enters into a closing purchase transaction, the Fund will realize a gain or loss on the option transaction, the cash is released from escrow, and the liability related to such option is extinguished. When a put option is exercised, the Fund uses the cash in escrow to purchase the security, the cost of the security is reduced by the premium originally received, and no gain or loss is recognized.

FUND SHARE VALUATION--Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading of the New York Stock Exchange on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less the sum of liabilities and the value of outstanding options, by the number of Fund shares outstanding.

FEDERAL INCOME TAXES--It is the Fund's intention to continue to comply with the provisions of the Internal Revenue Code enabling it to qualify as a regulated investment company and, in the manner provided therein, to distribute all of its taxable income to its shareholders. Accordingly, no provision for income taxes has been made.

The cost of investments and options for Federal income tax purposes at June 30, 1998 was approximately $54,226,150. Net unrealized appreciation of $3,911,439 was comprised of aggregate gross unrealized appreciation of $4,375,112 less aggregate gross depreciation of $463,673.

CASH AND CASH EQUIVALENTS--Cash and cash equivalents at June 30, 1998 consist of cash on deposit and money market funds valued at cost, which approximates market value. Cash held by brokers, if any consists of cash held in margin accounts to cover futures activity.

ESTIMATES--The preparation of the accompanying financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

2. INVESTMENT ADVISORY AGREEMENT AND "AFFILIATED PERSONS"

Analytic.TSA Global Asset Management, Inc. is the investment adviser (the "Adviser") of the Fund. The Adviser is a wholly-owned subsidiary of United Asset Management Corporation, a holding company that purchased all of the voting common stock of the Adviser on May 9, 1985. The Adviser, subject to the control and direction of the Fund's board of directors, manages and supervises the investment operations of the Fund and the composition of its portfolio, including the writing of options and makes recommendations to the Fund's board of directors as to investment policies.

                        THE DEFENSIVE EQUITY PORTFOLIO
                       OF ANALYTIC OPTIONED EQUITY FUND

                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

As compensation for furnishing investment advisory, management, and other services, and costs and expenses assumed, pursuant to the Investment Management Agreement the Fund pays the adviser an annual fee equal to 0.75% of the first $100,000,000 of average daily net assets, 0.65% of the next $100,000,000 of average daily net assets, and 0.55% of average net assets in excess of $200,000,000. At June 30, 1998, five officers and one director of the Fund are also officers and director of the Adviser.

3. ADMINISTRATION SERVICES

UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of United Asset Management Corporation, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the Fund under a Fund Administration Agreement (the "Administration Agreement"). Pursuant to the Administration Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of other funds administered by UAM Fund Services, Inc. and the Analytic Series Fund and The Analytic Optioned Equity Fund on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. In addition, the Administrator receives a Portfolio-specific monthly fee of 0.04% of the average daily net assets of the Fund. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of the Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing, and transfer agent services. Pursuant to the Mutual Funds Services Agreement, the Administrator pays CGFSC a monthly fee. For the six months ended June 30, 1998, UAM Fund Services, Inc. earned $53,169 from the Portfolio as Administrator of which $38,963 was paid to CGFSC for their services.

4. INVESTMENT ACTIVITY

For the six months ended June 30, 1998, the cost basis of purchases and proceeds of sales of investments aggregated $104,414,853, and $106,292,812 (including $10,752 premiums for call options exercised), respectively. Transactions in option contracts written were as follows:

                             NUMBER OF
                             CONTRACTS  PREMIUMS
                             --------- -----------
   Outstanding at beginning
    of year................    3,458   $   570,334
   Options written.........   10,038     2,983,706
   Options terminated in
    closing purchase trans-
    actions................   (8,367)   (2,330,884)
   Options expired.........   (4,379)     (847,818)
   Options exercised.......      (66)      (10,752)
                              ------   -----------
   Outstanding at June 30,
    1998...................      684   $   364,586
                              ======   ===========

                        THE DEFENSIVE EQUITY PORTFOLIO
                       OF ANALYTIC OPTIONED EQUITY FUND

                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

5. FUTURES CONTRACTS

At June 30, 1998, the Portfolio had the following future contracts open:

                                    NUMBER OF AGGREGATE  EXPIRATION  UNREALIZED
                                    CONTRACTS FACE VALUE    DATE    DEPRECIATION
                                    --------- ---------- ---------- ------------
   PURCHASES:
   S&P 500 Index...................      1     $285,750   Sept '98    $(2,000)

6. SUBSEQUENT EVENT

The Board of Directors has approved (a) an Agreement and Plan of Reorganization between the Fund and PBHG Advisor Funds, Inc. providing for the tax-free reorganization of the Analytic Fund into a newly created series of PBHG Advisor Funds, Inc., subject to the approval of the reorganization by the shareholders of the Analytic Fund, and (b) the termination of the Analytic Fund. A special meeting of the shareholders of the Analytic Fund is currently expected to be held on August 20, 1998, to consider the reorganization. Further details will be provided in a proxy statement, which has been sent to all shareholders entitled to vote at that meeting.

Effective July 20, 1998, the Adviser will become a subsidiary of Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter") a wholly-owned subsidiary of United Asset Management Corporation.